Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	September 30, 2014	December 31, 2013
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$31,023,646	$26,610,447
Held for investment, at amortized cost	76,387	76,255
Equity securities, available for sale, at fair value	7,756	7,778
Mortgage loans on real estate	2,474,306	2,581,082
Derivative instruments	744,033	856,050
Other investments	283,924	215,042
Total investments	34,610,052	30,346,654

Cash and cash equivalents	788,800	897,529
Coinsurance deposits	3,080,282	2,999,618
Accrued investment income	340,215	301,641
Deferred policy acquisition costs	2,132,926	2,426,652
Deferred sales inducements	1,641,558	1,875,880
Deferred income taxes	76,269	301,856
Other assets	283,427	471,669
Total assets	$42,953,529	$39,621,499

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$38,790,456	$35,789,655
Other policy funds and contract claims	377,341	418,033
Notes payable	475,295	549,958
Subordinated debentures	246,193	246,050
Amounts due under repurchase agreements	81,189	—
Income taxes payable	3,769	10,153
Other liabilities	1,004,210	1,222,963
Total liabilities	40,978,453	38,236,812

Stockholders' equity:
Common stock	74,270	70,535
Additional paid-in capital	541,882	550,400
Unallocated common stock held by ESOP	—	(631)
Accumulated other comprehensive income	545,931	46,196
Retained earnings	812,993	718,187
Total stockholders' equity	1,975,076	1,384,687
Total liabilities and stockholders' equity	$42,953,529	$39,621,499

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues:
Premiums and other considerations (a)	$6,043	$9,874	$22,497	$34,508
Annuity product charges	31,958	26,451	86,477	71,443
Net investment income	386,931	354,147	1,127,818	1,019,980
Change in fair value of derivatives	39,218	193,028	358,594	631,030
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(3,190)	(2,077)	(6,134)	24,197
OTTI losses on investments:
Total OTTI losses	—	—	—	(4,964)
Portion of OTTI losses recognized from other comprehensive income	(564)	(222)	(2,063)	(1,270)
Net OTTI losses recognized in operations	(564)	(222)	(2,063)	(6,234)
Loss on extinguishment of debt	—	(938)	(10,551)	(1,527)
Total revenues	460,396	580,263	1,576,638	1,773,397

Benefits and expenses:
Insurance policy benefits and change in future policy benefits (a)	9,109	11,264	30,191	39,792
Interest sensitive and index product benefits (a)	429,415	325,740	1,114,381	881,910
Amortization of deferred sales inducements	40,661	34,625	96,676	183,992
Change in fair value of embedded derivatives	(195,206)	36,224	(21,652)	(8,913)
Interest expense on notes payable	8,741	12,957	28,126	26,985
Interest expense on subordinated debentures	3,044	3,034	9,076	9,061
Amortization of deferred policy acquisition costs	39,671	50,034	113,949	265,534
Other operating costs and expenses	20,616	20,658	60,588	65,029
Total benefits and expenses	356,051	494,536	1,431,335	1,463,390
Income before income taxes	104,345	85,727	145,303	310,007
Income tax expense	36,530	29,546	50,497	107,682
Net income	$67,815	$56,181	$94,806	$202,325

Earnings per common share	$0.90	$0.86	$1.28	$3.15
Earnings per common share - assuming dilution	$0.85	$0.75	$1.19	$2.79
Weighted average common shares outstanding (in thousands):
Earnings per common share	75,083	65,129	74,030	64,239
Earnings per common share - assuming dilution	79,467	74,560	79,477	72,459

(a)
We made an immaterial correction in the presentation of premiums and other considerations, insurance policy benefits and change in future policy benefits and interest sensitive and index product benefits related to life contingent immediate annuities. We have revised the 2013 consolidated statement of operations above to be consistent with the 2014 presentation. These changes had no impact on our consolidated balance sheets, net income or stockholders' equity.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,615	$2,854	$2,804	$2,452	$2,493
Life contingent immediate annuity considerations	3,428	6,269	4,527	8,386	7,381
Surrender charges (a)	11,717	12,942	12,423	15,239	11,160
Lifetime income benefit rider fees	20,241	16,305	12,849	16,909	15,291
Net investment income	386,931	370,882	370,005	363,947	354,147
Change in fair value of derivatives	39,218	270,883	48,493	444,985	193,028
Net realized gains (losses) on investments, excluding OTTI	(3,190)	(2,230)	(714)	16,364	(2,077)
Net OTTI losses recognized in operations	(564)	(594)	(905)	—	(222)
Loss on extinguishment of debt	—	(6,574)	(3,977)	(30,988)	(938)
Total revenues	460,396	670,737	445,505	837,294	580,263

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,420	1,758	2,261	1,452	1,647
Life contingent immediate annuity benefits and change in future policy benefits	6,689	9,229	7,834	11,827	9,617
Interest sensitive and index product benefits (b)	429,415	367,774	317,192	390,956	325,740
Amortization of deferred sales inducements (c)	40,661	55,349	666	69,121	34,625
Change in fair value of embedded derivatives (d)	(195,206)	80,935	92,619	142,881	36,224
Interest expense on notes payable	8,741	9,121	10,264	11,885	12,957
Interest expense on subordinated debentures	3,044	3,024	3,008	3,027	3,034
Amortization of deferred policy acquisition costs (c)	39,671	67,084	7,194	99,934	50,034
Other operating costs and expenses (e)(f)	20,616	20,887	19,085	26,886	20,658
Total benefits and expenses	356,051	615,161	460,123	757,969	494,536
Income (loss) before income taxes	104,345	55,576	(14,618)	79,325	85,727
Income tax expense (benefit)	36,530	18,832	(4,865)	28,367	29,546
Net income (loss) (a)(b)(c)(d)(e)(f)	$67,815	$36,744	$(9,753)	$50,958	$56,181

Earnings (loss) per common share	$0.90	$0.49	$(0.13)	$0.73	$0.86
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)(f)	$0.85	$0.46	$(0.13)	$0.64	$0.75
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	75,083	74,461	72,519	69,416	65,129
Earnings (loss) per common share - assuming dilution	79,467	79,518	79,616	79,041	74,560

(a)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(b)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased net income and earnings per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased net income and earnings per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(c)
Q3 2014 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $35.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $31.0 million and $0.39 per share, respectively.

Q3 2013 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $11.1 million and $18.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $19.1 million and $0.26 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

(d)
Q2 2014 includes a benefit of $62.6 million from the revision of assumptions used in determining fixed index annuity embedded derivatives, which after related adjustments to deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $14.8 million and $0.19 per share, respectively.

(e)
Q1 2014 includes a net benefit of $2.2 million from recognizing a decrease in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net loss and loss per common share - assuming dilution by $0.9 million and $0.01 per share, respectively.

(f)
Q4 2013 includes expense of $4.2 million from recognizing an increase in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action litigation and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Dollars in thousands, except per share data)
Net income	$67,815	$56,181	$94,806	$202,325
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	1,551	890	3,476	(5,488)
Change in fair value of derivatives and embedded derivatives - index annuities	(4,957)	(4,907)	34,636	(75,285)
Change in fair value of derivatives and embedded derivatives - debt	(427)	7,136	29	3,098
Litigation reserve	—	—	(916)	(1,969)
Extinguishment of debt	—	548	7,912	893
Operating income (a non-GAAP financial measure)	$63,982	$59,848	$139,943	$123,574

Per common share - assuming dilution:
Net income	$0.85	$0.75	$1.19	$2.79
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	0.02	0.01	0.04	(0.07)
Change in fair value of derivatives and embedded derivatives - index annuities	(0.06)	(0.07)	0.44	(1.03)
Change in fair value of derivatives and embedded derivatives - debt	—	0.10	—	0.04
Litigation reserve	—	—	(0.01)	(0.03)
Extinguishment of debt	—	0.01	0.10	0.01
Operating income (a non-GAAP financial measure)	$0.81	$0.80	$1.76	$1.71

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$3,754	$2,299	$8,197	$(17,963)
Amortization of DAC and DSI	(1,355)	(917)	(2,820)	9,441
Income taxes	(848)	(492)	(1,901)	3,034
	$1,551	$890	$3,476	$(5,488)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(16,380)	$(26,228)	$134,925	$(300,927)
2015 notes, note hedge and warrants	—	11,445	(4,231)	11,445
Interest rate caps and swap	(729)	705	4,281	(6,148)
Amortization of DAC and DSI	8,590	17,531	(80,503)	184,023
Income taxes	3,135	(1,224)	(19,807)	39,420
	$(5,384)	$2,229	$34,665	$(72,187)
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$—	$(2,212)	$(3,212)
Amortization of DAC and DSI	—	—	795	156
Income taxes	—	—	501	1,087
	$—	$—	$(916)	$(1,969)
Extinguishment of debt:
Loss on extinguishment of debt	$—	$938	$10,551	$1,527
Income taxes	—	(390)	(2,639)	(634)
	$—	$548	$7,912	$893

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
	(Dollars in thousands, except per share data)
Net income (loss)	$67,815	$36,744	$(9,753)	$50,958	$56,181
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	1,551	1,361	564	(6,214)	890
Change in fair value of derivatives and embedded derivatives - index annuities (a)	(4,957)	(4,115)	43,708	(23,419)	(4,907)
Change in fair value of derivatives and embedded derivatives - debt (a)	(427)	(1,053)	1,509	(4,290)	7,136
Litigation reserve (a)	—	—	(916)	1,988	—
Extinguishment of debt (a)	—	5,518	2,394	20,823	548
Operating income (a non-GAAP financial measure) (b)(c)(d)	$63,982	$38,455	$37,506	$39,846	$59,848

Operating income per common share - assuming dilution (b)(c)(d)	$0.81	$0.48	$0.47	$0.50	$0.80

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q3 2014 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $10.7 million and $33.0 million, respectively, and increased operating income and operating income per common share- assuming dilution by $28.2 million and $0.36 per share, respectively.

Q3 2013 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $20.4 million, respectively, and increased operating income and operating income per common share- assuming dilution by $21.3 million and $0.29 per share, respectively.

(c)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased operating income and operating income per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased operating income and operating income per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(d)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share - assuming dilution by $2.0 million and $0.02 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
	(Dollars in thousands)
Net realized (gains) losses on investments	$3,190	$2,230	$714	$(16,364)	$2,077
Net OTTI losses recognized in operations	564	594	905	—	222
Change in fair value of derivatives	171,274	(95,852)	57,039	(209,083)	25,448
Loss on extinguishment of debt	—	6,574	3,977	30,988	938
Increase (decrease) in total revenues	175,028	(86,454)	62,635	(194,459)	28,685

Amortization of deferred sales inducements	(3,886)	(10,749)	43,435	(27,797)	(6,765)
Change in fair value of embedded derivatives	188,383	(77,876)	(113,021)	(104,953)	39,526
Amortization of deferred policy acquisition costs	(3,349)	(1,242)	58,319	(38,189)	(9,849)
Other operating costs and expenses	—	—	2,212	(4,248)	—
Increase (decrease) in total benefits and expenses	181,148	(89,867)	(9,055)	(175,187)	22,912
Increase (decrease) in income (loss) before income taxes	(6,120)	3,413	71,690	(19,272)	5,773
Increase (decrease) in income tax expense	(2,287)	1,702	24,431	(8,160)	2,106
Increase (decrease) in net income (loss)	$(3,833)	$1,711	$47,259	$(11,112)	$3,667

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Capitalization/Book Value per Share

	September 30, 2014	December 31, 2013
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes (a)	$43,552	$85,328
December 2029 Notes	31,743	64,630
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,193	246,050
Total debt	721,488	796,008
Total stockholders’ equity	1,975,076	1,384,687
Total capitalization	2,696,564	2,180,695
Accumulated other comprehensive income (AOCI)	(545,931)	(46,196)
Total capitalization excluding AOCI (b)	$2,150,633	$2,134,499

Total stockholders’ equity	$1,975,076	$1,384,687
Accumulated other comprehensive income	(545,931)	(46,196)
Total stockholders’ equity excluding AOCI (b)	$1,429,145	$1,338,491

Common shares outstanding (c)	74,812,713	71,369,474

Book Value per Share: (d)
Book value per share including AOCI	$26.40	$19.40
Book value per share excluding AOCI (b)	$19.10	$18.75

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	22.1%	25.8%
Adjusted debt / Total capitalization	22.1%	25.8%

(a)
Subsequent to September 30, 2014, we extinguished $23.1 million principal amount of convertible senior notes due September 2015 in a private exchange. This transaction resulted in a net decrease in notes payable of $22.2 million and a net increase in stockholders' equity of $13.1 million.

(b)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(c)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2014 - 543,120 shares; 2013 - 892,688 shares and excludes unallocated shares held by the ESOP: 2014 - 0 shares; 2013 - 58,618 shares.

(d)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(e)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Average yield on invested assets	4.89%	5.02%	4.89%	4.99%
Aggregate cost of money	2.07%	2.22%	2.12%	2.26%
Aggregate investment spread	2.82%	2.80%	2.77%	2.73%

Impact of:
Investment yield - additional prepayment income	0.07%	0.05%	0.05%	0.06%
Cost of money effect of over hedging	0.05%	0.03%	0.03%	0.04%

Weighted average investments (in thousands)	$31,715,221	$28,370,947	$30,832,526	$27,335,838
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$323,682	$233,316	$831,524	$610,458
Interest credited	69,266	76,158	208,525	226,426
Included in change in fair value of derivatives:
Proceeds received at option expiration	(327,773)	(235,445)	(834,502)	(615,428)
Pro rata amortization of option cost	109,838	92,718	318,107	271,115
Cost of money for deferred annuities	$175,013	$166,747	$523,654	$492,571

Weighted average liability balance outstanding (in thousands)	$33,841,644	$30,045,346	$32,861,022	$29,033,190
Annuity Account Balance Rollforward

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Dollars in thousands)
Account balances at beginning of period	$33,304,540	$29,537,818	$31,535,846	$27,669,672
Net deposits	1,029,841	998,002	2,898,157	2,944,307
Premium and interest bonuses	85,320	85,389	241,277	250,320
Fixed interest credited and index credits	392,948	309,474	1,040,049	836,884
Surrender charges	(11,717)	(11,160)	(37,082)	(33,954)
Lifetime income benefit rider fees	(20,241)	(15,291)	(49,395)	(37,489)
Surrenders, withdrawals, deaths, etc.	(401,943)	(351,358)	(1,250,104)	(1,076,866)
Account balances at end of period	$34,378,748	$30,552,874	$34,378,748	$30,552,874

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2014	2013	2014	2013	2013
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$838,773	$722,088	$2,262,277	$2,091,166	$2,861,977
Fixed Strategy	202,676	254,399	620,829	782,944	1,020,447
	1,041,449	976,487	2,883,106	2,874,110	3,882,424
Fixed Rate Annuities:
Single-Year Rate Guaranteed	10,959	16,238	43,359	56,552	71,944
Multi-Year Rate Guaranteed	13,741	47,281	90,391	142,828	205,978
Single premium immediate annuities	5,633	13,618	18,059	45,422	52,142
	30,333	77,137	151,809	244,802	330,064
Total before coinsurance ceded	1,071,782	1,053,624	3,034,915	3,118,912	4,212,488
Coinsurance ceded	36,308	42,004	118,699	129,183	182,616
Net after coinsurance ceded	$1,035,474	$1,011,620	$2,916,216	$2,989,729	$4,029,872
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.1	9.7	15.3%	$32,413,188	94.2%
Single-Year Fixed Rate Guaranteed Annuities	11.1	3.4	8.0%	1,429,203	4.2%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.2	1.5	4.2%	536,357	1.6%
Total	13.8	9.3	14.8%	$34,378,748	100.0%

(a)	36% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$669,556	$1,060,317
0.0% < 2.0%	31,878	297,636
2.0% < 3.0%	64,893	84,600
3.0% < 4.0%	25,351	449,841
4.0% < 5.0%	98,288	239,476
5.0% < 6.0%	96,699	591,716
6.0% < 7.0%	161,775	190,732
7.0% < 8.0%	112,084	628,051
8.0% < 9.0%	61,568	474,269
9.0% < 10.0%	70,860	537,532
10.0% or greater	572,608	27,859,018
	$1,965,560	$32,413,188

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,729,873	0.00%
2014	106,446	2.13%
2015	514,650	2.39%
2016	759,281	3.92%
2017	920,974	5.34%
2018	826,479	7.53%
2019	600,746	8.53%
2020	919,650	10.19%
2021	1,197,359	11.95%
2022	2,039,625	13.93%
2023	5,070,475	15.64%
2024	5,122,388	16.67%
2025	3,186,141	17.75%
2026	2,754,311	18.28%
2027	2,883,747	18.64%
2028	2,313,131	19.09%
2029	1,980,984	19.62%
2030	1,429,242	19.98%
2031	23,246	20.00%
	$34,378,748	14.84%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$812,572	$948,170
› 0.0% - 0.25% (a)	277,942	285,725
› 0.25% - 0.5% (a)	180,966	190,779
› 0.5% - 1.0% (a)	230,406	750,213
› 1.0% - 1.5%	80,511	21,458
› 1.5% - 2.0%	82,578	1,175
› 2.0% - 2.5%	74	—
1.00% ultimate guarantee - 2.48% wtd avg interest rate (b)	84,801	—
1.50% ultimate guarantee - 1.58% wtd avg interest rate (b)	111,350	3,067,427
2.00% ultimate guarantee - 2.5% wtd avg interest rate (b)	104,360	—
2.25% ultimate guarantee - 2.51% wtd avg interest rate (b)	—	1,307,834
3.00% ultimate guarantee - 2.76% wtd avg interest rate (b)	—	2,618,687
Allocated to index strategies (see tables that follow)	—	23,221,720
	$1,965,560	$32,413,188

(a)
$16,383 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They began increasing in 2014. $369,530 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They began increasing in 2014. These policies will continue to convert to the higher rate through June 2016.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2014 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.49%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,127	$11,388	$982,575	$38,531	$270,832
2.25% - 3%	1,094,714	—	—	—	—
3% - 4%	2,906,383	68,527	—	—	—
4% - 5%	19,425	61,317	1,359,412	—	—
5% - 6%	63,965	10,962	4,192,826	—	—
6% - 7%	—	—	1,304,626	—	—
>= 7%	—	12,437	1,459	108,037	44,165

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$410	$331,728	$173,040	$201,492
< 20%	274,922	—	—	—
20% - 40%	402,528	448,111	—	—
40% - 60%	233	159,374	117,669	1,323
>= 60%	3,149	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1%
(Dollars in thousands)
Current Cap
At minimum	$16,528
1.45% - 1.9%	5,055,909
2.0% - 2.3%	3,124,326
>= 2.4%	305,484

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
2.25%	13,649
2.50%	20,129
If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.66% based upon prices of options for the week ended October 21, 2014.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Summary of Invested Assets

	September 30, 2014		December 31, 2013
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$37,711	0.1%	$42,925	0.2%
United States Government sponsored agencies	1,331,076	3.8%	1,194,289	3.9%
United States municipalities, states and territories	3,608,592	10.4%	3,306,743	10.9%
Foreign government obligations	192,519	0.6%	91,557	0.3%
Corporate securities	20,592,797	59.5%	17,309,292	57.1%
Residential mortgage backed securities	1,802,186	5.2%	1,971,960	6.5%
Commercial mortgage backed securities	2,618,928	7.6%	1,735,460	5.7%
Other asset backed securities	916,224	2.6%	1,034,476	3.4%
Total fixed maturity securities	31,100,033	89.8%	26,686,702	88.0%
Equity securities	7,756	—%	7,778	—%
Mortgage loans on real estate	2,474,306	7.2%	2,581,082	8.5%
Derivative instruments	744,033	2.2%	856,050	2.8%
Other investments	283,924	0.8%	215,042	0.7%
	$34,610,052	100.0%	$30,346,654	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2014

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$19,873,945	63.9%	Aaa/Aa/A	$19,533,994	62.8%
2	10,657,187	34.3%	Baa	10,244,499	32.9%
3	501,787	1.6%	Ba	511,481	1.7%
4	66,563	0.2%	B	96,373	0.3%
5	—	—%	Caa and lower	522,136	1.7%
6	551	—%	In or near default	191,550	0.6%
	$31,100,033	100.0%		$31,100,033	100.0%
Watch List Securities - September 30, 2014

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(4,455)	$15,545	36
Industrial	41,184	(8,300)	32,884	18 - 48
Industrial	15,833	857	16,690
	77,017	(11,898)	65,119
Other asset backed securities	8,140	(1,628)	6,512	41
	$85,157	$(13,526)	$71,631

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Fixed Maturity Securities by Sector

	September 30, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,376,386	$1,368,787	$1,358,628	$1,237,214
United States municipalities, states and territories	3,266,015	3,608,592	3,181,032	3,306,743
Foreign government obligations	181,123	192,519	86,112	91,557
Corporate securities:
Consumer discretionary	1,634,435	1,724,202	1,533,993	1,532,694
Consumer staples	1,350,966	1,427,696	1,246,744	1,250,351
Energy	2,277,780	2,401,730	1,992,411	2,011,334
Financials	3,849,172	4,084,473	3,179,964	3,233,930
Health care	1,681,272	1,773,065	1,458,757	1,458,946
Industrials	2,460,294	2,615,214	2,045,490	2,039,544
Information technology	1,237,565	1,290,755	1,163,159	1,145,674
Materials	1,545,122	1,614,425	1,405,603	1,381,880
Telecommunications	530,010	556,543	472,250	473,517
Utilities	2,749,780	3,028,282	2,643,747	2,705,147
Residential mortgage backed securities:
Government agency	686,465	737,294	677,394	679,518
Prime	743,393	783,338	907,881	964,443
Alt-A	254,338	281,554	310,638	327,999
Commercial mortgage backed securities:
Government agency	300,025	308,106	302,063	288,495
Other	2,294,731	2,310,822	1,519,925	1,446,965
Other asset backed securities:
Consumer discretionary	71,738	73,872	86,788	86,633
Energy	8,239	9,402	8,268	8,922
Financials	601,707	614,760	709,900	688,737
Industrials	180,077	193,473	215,873	225,212
Telecommunications	14,836	16,688	14,835	16,714
Utilities	5,841	8,029	6,275	8,258
Redeemable preferred stock - financials	—	25	1	20
	$29,301,310	$31,023,646	$26,527,731	$26,610,447
Held for investment:
Corporate security - financials	$76,387	$71,499	$76,255	$60,840

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Mortgage Loans on Commercial Real Estate

	September 30, 2014		December 31, 2013
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$751,859	30.0%	$765,717	29.4%
Middle Atlantic	143,949	5.8%	156,489	6.0%
Mountain	307,393	12.3%	356,246	13.7%
New England	14,415	0.6%	21,324	0.8%
Pacific	290,794	11.6%	317,431	12.2%
South Atlantic	490,945	19.6%	483,852	18.5%
West North Central	335,124	13.4%	351,794	13.5%
West South Central	168,224	6.7%	154,845	5.9%
	$2,502,703	100.0%	$2,607,698	100.0%

Property type distribution
Office	$517,387	20.7%	$590,414	22.6%
Medical office	93,834	3.7%	125,703	4.8%
Retail	719,554	28.7%	711,364	27.3%
Industrial/Warehouse	675,131	27.0%	673,449	25.8%
Hotel	34,615	1.4%	61,574	2.4%
Apartment	332,694	13.3%	291,823	11.2%
Mixed use/other	129,488	5.2%	153,371	5.9%
	$2,502,703	100.0%	$2,607,698	100.0%

	September 30, 2014	December 31, 2013
Credit Exposure - By Payment Activity
Performing	$2,490,059	$2,593,276
In workout	—	6,248
Delinquent	6,032	—
Collateral dependent	6,612	8,174
	2,502,703	2,607,698
Specific loan loss allowance	(17,364)	(16,847)
General loan loss allowance	(10,500)	(9,200)
Deferred prepayment fees	(533)	(569)
	$2,474,306	$2,581,082

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2014

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com